UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

SL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

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☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

ANNUAL MEETING OF SHAREHOLDERS
SL INDUSTRIES, INC.
________________

SUPPLEMENT TO PROXY STATEMENT DATED MAY 26, 2011

Reference is made to the Notice of Annual Meeting of Shareholders of SL Industries, Inc. (the “Company”), dated May 2, 2011 (the “Original Notice”), with respect to the Annual Meeting of Shareholders of the Company to be held on June 8, 2011, at 10:00 A.M., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022 (the “Meeting”), and the Proxy Statement and Proxy Card of the Company with respect to the Meeting which accompanied such Original Notice.

The purpose of this supplement is to advise you of a change to Proposal No. 2 set forth in the Original Notice, the Proxy Statement and the Proxy Card.  Proposal No. 2 originally proposed that the Company’s 2008 Incentive Stock Plan (the “2008 Plan”) be amended solely to increase the number of shares of the Company’s common stock, $0.20 par value per share (the “Common Stock”) subject to the 2008 Plan from 315,000 shares to 450,000 shares (the “Reserved Share Amendment”).  Since the date of the mailing of the Original Notice, Proxy Statement and Proxy Card, the Company’s Board of Directors (the “Board”) has determined that in addition to increasing the number of shares of Common Stock subject to the 2008 Plan, that the 2008 Plan also be amended to require shareholder approval prior to the reduction of the exercise price of any outstanding options or stock appreciation rights, any repricing through cancellations and re-grants of new options or stock appreciation rights, or any cancellation of outstanding options or stock appreciation rights with an exercise price above the current stock price in exchange for cash or other securities (the “Repricing Amendment”).  Accordingly, in addition to the Reserved Share Amendment described in the Proxy Statement that accompanied the Original Notice, the Board proposes to effect the Repricing Amendment by amending Section 14 of 2008 Plan as set forth in Exhibit A hereto.

Any Proxy Card that is voted in favor of Proposal No. 2 will now be deemed a vote in favor of both the Reserved Share Amendment and the Repricing Amendment.  We have enclosed an updated Proxy Card.  If you have already delivered a properly executed Proxy Card, you do not need to do anything with the enclosed Proxy Card unless you wish to change your vote. If you have previously returned a Proxy Card and wish to change your vote on Proposal No. 2 (or on any other proposals to be submitted to shareholders at the Meeting) you may do so at any time prior to the time of the Meeting, by either completing and returning a new Proxy Card, by giving notice of revocation in writing to the Secretary of the Company, or by voting in person at the Meeting.  We have provided on the following page a Revised Notice of Annual Meeting of Shareholders.

Sincerely yours,

LOUIS J. BELARDI
Secretary

Mount Laurel, New Jersey May 26, 2011

SL INDUSTRIES, INC.
520 Fellowship Road,
Suite A-114
Mount  Laurel, New Jersey 08054
________________________________________________________________

REVISED-NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 8, 2011
________________________________________________________________

To The Holders of Our Common Stock:

We invite you to attend our annual shareholders’ meeting on June 8, 2011 at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York 10022 at 10:00 A.M., Eastern Time.  At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives, and vote on the following matters:

1.	To elect five (5) directors until the next annual meeting in 2012 or until their successors have been elected and qualified;

2.
To approve an amendment of the Company’s 2008 Incentive Stock Plan to (a) increase the number of shares of the Company’s common stock, $0.20 par value per share (the “Common Stock”) subject to the 2008 Incentive Stock Plan from 315,000 shares to 450,000 shares, and (b) require shareholder approval prior to the reduction of the exercise price of any outstanding options or stock appreciation rights, any repricing through cancellations and re-grants of new options or stock appreciation rights, or any cancellation of outstanding options or stock appreciation rights with an exercise price above the current stock price in exchange for cash or other securities;

3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2011; and

4.	Any other matters that properly come before the meeting.

The proxy statement included in the original Notice of Annual Meeting of Shareholders of SL Industries, Inc., dated May 2, 2011, as amended by the supplement dated May 26, 2011, tells you more about the agenda and procedures for the meeting.  It also describes how our Board of Directors operates and gives personal information about our director nominees. The revised notice and supplement to proxy statement are being mailed to our shareholders on or about May 27, 2011.

Only record holders of SL Industries, Inc. Common Stock at the close of business on May 2, 2011 will be entitled to vote on the foregoing matters at the annual meeting.  Even if you only own a few shares of Common Stock, we want your shares to be represented at the annual meeting.  Your vote is important regardless of the number of shares you own.  I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

We have also provided you with the exact place and time of the meeting if you wish to attend in person.

Sincerely yours,

LOUIS J. BELARDI
Secretary

Mount Laurel, New Jersey May 26, 2011

Exhibit A

Section 14 of the 2008 Plan shall be amended and restated in its entirety to require shareholder approval prior to the reduction of the exercise price of any outstanding options or stock appreciation rights, any repricing through cancellations and re-grants of new options or stock appreciation rights, or any cancellation of outstanding options or stock appreciation rights with an exercise price above the current stock price in exchange for cash or other securities, and read as follows:

“14.           AMENDMENT AND TERMINATION, SECTION 409A OF THE CODE.

 The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

 (a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

 (b)           materially increase the benefits accruing to the Optionees or Grantees under the Plan;

 (c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(e)           extend the term of any Option beyond that provided for in Section 5(b); or

(f)        except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities, or similar transaction(s), or any capital change of the Company set forth in Section 10 hereof): (a) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise price of such outstanding Options or Stock Appreciation Rights; (b) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights; or (c) cancel outstanding Options or Stock Appreciation Rights with an exercise price above the current stock price in exchange for cash or other securities.

Subject to the forgoing, the Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.

 It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules) and the Committee shall exercise its discretion in granting Options, Stock Appreciation Rights or Restricted Stock hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an Option, Stock Appreciation right or Restricted Stock hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.”

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		KEEP THIS PORTION FOR YOUR RECORDS
	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors Nominees
Nominees
01	GLEN M. KASSAN 02 AVRUM GRAY 03 WARREN LICHTENSTEIN 04 MARK E. SCHWARZ 05 JAMES A. RISHER

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain
2.
TO APPROVE AN AMENDMENT OF THE COMPANY’S 2008 INCENTIVE STOCK PLAN TO (A) INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK SUBJECT TO THE 2008 INCENTIVE STOCK PLAN FROM 315,000 SHARES TO 450,000 SHARES AND (B) REQUIRE SHAREHOLDER APPROVAL PRIOR TO THE REDUCTION OF THE EXERCISE PRICE OF ANY OUTSTANDING OPTIONS OR STOCK APPRECIATION RIGHTS, ANY REPRICING THROUGH CANCELLATIONS AND RE-GRANTS OF NEW OPTIONS OR STOCK APPRECIATION RIGHTS, OR ANY CANCELLATION OF OUTSTANDING OPTIONS OR STOCK APPRECIATION RIGHTS WITH AN EXERCISE PRICE ABOVE THE CURRENT STOCK PRICE IN EXCHANGE FOR CASH OR OTHER SECURITIES.

		☐	☐	☐
3.	RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.	☐	☐	☐

NOTE: DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Supplement is/are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SL INDUSTRIES, INC.
Proxy -- Annual Meeting of Shareholders
June 8, 2011

The undersigned, a shareholder of SL Industries, Inc., a New Jersey corporation (the “Company”), does hereby appoint Glen M. Kassan and William T. Fejes (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Shareholders of the Company to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York 10022, on June 8, 2011 at 10:00 A.M., Eastern Time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May 2, 2011, and Supplement to Proxy Statement and Revised Notice of Annual Meeting, both dated May 26, 2011, and a copy of the Company’s Annual Report, on Form 10-K, for the year ended December 31, 2010.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND “FOR” APPROVAL OF PROPOSAL NOS. 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side